June 24, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Patriot Premium Dividend Fund II (the "Registrant")

     File Nos. 811-05908

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending April 30, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary


ITEM 1.  REPORT TO SHAREHOLDERS.

JOHN HANCOCK
Patriot Premium Dividend Fund II

4.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 10

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. The merger combines two exceptionally strong companies into a single, integrated, global market leader whose scale and capital will create an industry pacesetter strengthening our company's leadership in markets around the world.

Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as chairman, president and chief executive officer in order to pursue personal interests. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Effective May 12, 2004, I have also been appointed by your Board of Trustees to the roles of Trustee, President and Chief Executive Officer of your fund. I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. In that role, my responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity businesses through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Prior to joining John Hancock, I served as Co-Chief Executive Officer of MetLife Investors Group, a subsidiary of MetLife, Inc. In that capacity my responsibilities included the design, manufacture and distribution of MetLife's annuity and life insurance products sold through third-party channels.

Although there has been a change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON,

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of April 30, 2004.
They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth
of capital, for
holders of its
common shares
by investing at
least 80% of its
assets in dividend-
paying securities.

Over the last six months

* A dividend tax cut and bond rally helped buoy demand for preferred and utility common stocks, but the last month of the period saw a sell-off on fears of higher interest rates.

* The Fund benefited from advantageous security selection among preferred stocks.

* A significant stake in utility common stocks also aided performance.

[Bar chart with heading "John Hancock Patriot Premium Dividend Fund II." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The bar represents the 6.58% total return for John Hancock Patriot Premium Dividend Fund II. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

4.3%   Bear Stearns Cos., Inc.
3.7%   Citigroup, Inc.
3.4%   Lehman Brothers Holdings, Inc.
3.3%   El Paso Tennessee Pipeline Co.
3.2%   CH Energy Group, Inc.
2.9%   Energy East Corp.
2.8%   DTE Energy Co.
2.8%   KeySpan Corp.
2.6%   Monongahela Power Co.
2.5%   NSTAR

As a percentage of net assets plus the value of preferred shares on April 30, 2004.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Premium
Dividend Fund II

Preferred stocks -- which are the primary emphasis of John Hancock Patriot Premium Dividend Fund II -- posted positive returns during the six-month period ended April 30, 2004. An increasing number of companies that issued preferred stocks in years when interest rates were higher redeemed those older preferred stocks to take advantage of the lower interest rates that prevailed during much of the period. While the preferred market was also helped by a Treasury market rally in early March, a string of stronger-than-expected monthly economic reports in April resulted in one of the largest sell-offs in Treasuries in eight years, hurting preferred stock prices.

Utility common stocks -- the Fund's other area of focus -- also performed well during the period. Part of investors' renewed optimism was in reaction to efforts by utilities to reduce debt, improve their financing and shed money-losing unregulated subsidiaries. Like many preferreds, most utility common stocks also benefited from increased investor interest in response to federal dividend tax relief enacted in May 2003. Utilities traditionally have offered consistently high dividends over the years.

"Preferred stocks...posted
 positive returns during
 the six-month period
 ended April 30, 2004."

PERFORMANCE

For the six months ended April 30, 2004, John Hancock Patriot Premium Dividend Fund II returned 6.58% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 4.53%, according to Lipper, Inc. In the same six-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 10.34%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 6.27%.

[Photos of Greg Phelps and Mark Maloney flush right next to first paragraph.]

LEADERS AND LAGGARDS

Within the preferred-stock category, some of our best-performing holdings were those issued by financial services companies. Lehman Brothers, for example, performed quite well, fueled by strength in bond trading and underwriting, stock sales and mergers. Merrill Lynch also performed well, thanks to its strong credit rating compared with its brokerage services group peers and enhanced earnings consistency resulting from what the company termed "a diversity of revenues from multiple asset classes, client segments and geographic regions." Bear Stearns benefited from increased revenues and cost controls, which resulted in substantial improvement in the company's profitability.

ENERGY STRONG

Preferred stocks issued by oil and natural gas companies also posted positive returns during the period. In the post-September 11 era, energy prices stayed high and, late in the period, began to climb, in part because of a so-called "risk premium" for potential attacks both here and abroad. Those high energy prices, in turn, helped boost the fortunes of holdings such as Anadarko Petroleum, Apache, Devon Energy and Nexen.

"Within the preferred-stock
 category, some of our best-
 performing holdings were
 those issued by financial
 services companies."

High energy prices also helped some of our utility common stocks, particularly Dominion Resources, which has significant oil and gas operations. It also enjoyed strong results from its regulated electric operation. The common stock of electric utility Alliant Energy also performed well, boosted in large part by investors' enthusiasm over the company's back-to-basics approach.

A disappointment during the period was Kansas City-based Aquila, a multinational energy provider that has been trying to regain financial stability after retreating from the wholesale energy-trading markets that caused so many utilities pain in 2002. Despite these problems, we continued to hold onto our stake in Aquila because we believe the company is making positive steps toward reducing its debt, strengthening its balance sheet and putting its energy-trading problems behind it.

[Table at top left-hand side of page entitled "Top five industry groups 1." The first listing is Utilities 69%, the second is Broker services 8%, the third Oil & gas 6%, the fourth Banks - United States 6%, and the fifth Finance 6%.

[Pie chart in middle of page with heading "Portfolio diversification 1." The chart is divided into three sections (from top to left): Preferred stock 64%, Common stock 34%, and Short-term investments & other 2%.]

OUTLOOK

April's Treasury market sell-off roiled all fixed-income markets, including preferred stocks and so-called interest-rate-sensitive common stocks such as utilities. Although the economy has heated up, we don't think that the Federal Reserve Board will raise interest rates much until the current recovery deepens and sustains itself for a bit longer period of time. Granted, longer-term bond yields have risen as investors worried about the prospects of future inflation, but the expected lack of a significant near-term interest-rate hike should keep short-term interest rates historically low, thereby making preferred stocks an attractive alternative to shorter-term, lower-yielding money market and Treasury securities. We believe the panic-driven sell-off in the fixed-income markets in April should abate as the bargains it has created slowly become apparent against the backdrop of a gradual- versus aggressive-moving Federal Reserve. This should eventually help to support tax-advantaged preferred stock values, as well as high dividend-yielding commons, such as utilities. Utility common stocks have other factors working in their favor as well, such as the potential for more stable credit ratings and dividend payments.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Lehman Brothers followed by an up arrow with the phrase "Solid performer amid strong earnings growth." The second listing is Dominion Resources followed by an up arrow with the phrase "High energy prices help boost profits." The third listing is Aquila followed by a down arrow with the phrase "Lingering problems with energy trading causes concern."]

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest more than 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible than a more broadly diversified fund to factors adversely affecting the utilities industry. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on April 30, 2004.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2004
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


                                                                                 CREDIT
ISSUER, DESCRIPTION                                                              RATING**      SHARES           VALUE
PREFERRED STOCKS 102.16%                                                                                 $173,347,085
(Cost $169,932,271)

Agricultural Operations 1.96%                                                                               3,318,750
Ocean Spray Cranberries, Inc., 6.25%, (R)                                        BB+           44,250       3,318,750

Banks -- Foreign 2.09%                                                                                      3,546,400
Royal Bank of Scotland Group Plc, 5.75%,
Ser B (United Kingdom)                                                           A1           155,000       3,546,400

Banks -- United States 9.05%                                                                               15,362,565
Bank America Corp., 6.75%, Ser VI                                                A-            93,800       5,093,340
HSBC USA, Inc., $2.8575                                                          A1            93,900       4,953,225
J.P. Morgan Chase & Co., 6.625%,
Depositary Shares, Ser H                                                         A-           100,000       5,316,000

Broker Services 12.99%                                                                                     22,052,189
Bear Stearns Cos., Inc., 5.49%, Ser G                                            A3            50,650       2,499,578
Bear Stearns Cos., Inc., 5.72%, Ser F                                            A3            95,300       4,645,875
Bear Stearns Cos., Inc., 6.15%, Ser E                                            BBB           84,000       4,460,400
Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D                                                         BBB+         124,800       6,308,640
Lehman Brothers Holdings, Inc., 5.94%, Ser C                                     BBB+          53,000       2,750,700
Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                       A-            52,300       1,386,996

Finance 8.88%                                                                                              15,073,040
Citigroup, Inc., 6.213%, Ser G                                                   Aa3           96,000       5,053,440
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                Aa3           64,500       3,357,225
Citigroup, Inc., 6.365%, Depositary Shares, Ser F                                Aa3           28,500       1,491,975
SLM Corp., 6.97%, Ser A                                                          BBB+          92,000       5,170,400

Leasing Companies 0.85%                                                                                     1,441,000
AMERCO, 8.50%, Ser A                                                             D***          55,000       1,441,000

Media 0.66%                                                                                                 1,114,145
Shaw Communications, Inc., 8.50% (Canada)                                        B+            44,300       1,114,145

See notes to
financial statements.


6


FINANCIAL STATEMENTS


                                                                                 CREDIT
ISSUER, DESCRIPTION                                                              RATING**      SHARES           VALUE
Oil & Gas 10.12%                                                                                          $17,166,305
Anadarko Petroleum Corp., 5.46%, Depositary Shares                               Baa3          47,700       4,674,600
Apache Corp., 5.68%, Depositary Shares, Ser B                                    Baa2          51,500       5,188,625
Devon Energy Corp., 6.49%, Ser A                                                 BB+           50,645       5,267,080
Nexen, Inc., 7.35% (Canada)                                                      BBB-          80,000       2,036,000

Telecommunications 0.71%                                                                                    1,200,000
Touch America Holdings, Inc., $6.875 *                                           BBB--***      50,000       1,200,000

Utilities 54.85%                                                                                           93,072,691
Alabama Power Co., 5.20%                                                         BBB+         229,475       5,732,285
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          30,000       3,210,000
Baltimore Gas & Electric Co., 6.70%, Ser 1993                                    BBB-          20,250       2,109,165
BGE Capital Trust II, 6.20%                                                      A3           191,000       4,620,290
Boston Edison Co., 4.78%                                                         A3            67,342       5,769,189
Carolina Power & Light Co., $4.20                                                Baa3          41,151       2,991,163
Carolina Power & Light Co., $5.44                                                Baa3           9,960         931,260
Coastal Finance I, 8.375%                                                        CCC-         165,000       3,506,250
Conectiv, Inc., 3.70%                                                            BBB-          13,109         893,870
Duquesne Light Co., 6.50%                                                        BB+           32,000       1,587,200
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                     CCC-         186,000       8,805,947
Energy East Capital Trust I, 8.25%                                               BBB-         180,700       4,772,287
Georgia Power Co., 6.00%, Ser R                                                  A             34,900         821,895
Idaho Power Co., 7.07%                                                           Baa2          14,000       1,452,500
Interstate Power & Light Co., 7.10%, Ser C                                       BBB-          48,300       1,322,213
Monongahela Power Co., $6.28, Ser D                                              CCC+          24,931       1,994,480
Monongahela Power Co., $7.73, Ser L                                              CCC+          55,500       5,064,375
PPL Electric Utilities Corp., 4.40%                                              BBB           22,040       1,809,484
PSI Energy, Inc., 6.875%                                                         BBB-          49,260       5,098,410
Public Service Electric & Gas Co., 4.18%, Ser B                                  BB+           10,587         831,080
Public Service Electric & Gas Co., 6.92%                                         BB+           47,998       5,017,293
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                 CCC+         200,986       4,421,692
South Carolina Electric & Gas Co., 6.52%                                         Baa1          55,000       5,790,471
Southern Union Co., 7.55%                                                        Ba2          145,200       3,876,840
Virginia Electric & Power Co., $4.80                                             Baa2           5,438         457,132
Virginia Electric & Power Co., $6.98                                             BBB           35,000       3,664,062
Virginia Electric & Power Co., $7.05                                             BBB           10,000       1,047,500
Wisconsin Public Service Corp., 6.76%                                            A             35,883       3,725,104
Xcel Energy, Inc., $4.08, Ser B                                                  BB+            8,610         583,328
Xcel Energy, Inc., $4.11, Ser D                                                  BB+            8,470         599,676
Xcel Energy, Inc., $4.16, Ser E                                                  BB+            7,500         566,250

See notes to
financial statements.


7


FINANCIAL STATEMENTS


ISSUER,                                                                                        SHARES           VALUE
COMMON STOCKS 54.55%                                                                                      $92,569,897
(Cost $97,262,362)

Telecommunications 0.00%                                                                                          285
Touch America Holdings, Inc.*                                                                  57,000             285

Utilities 54.55%                                                                                           92,569,612
Alliant Energy Corp.                                                                          199,900       4,969,514
Ameren Corp.                                                                                   70,000       3,060,400
Aquila, Inc.*                                                                                 247,500       1,051,875
CH Energy Group, Inc.                                                                         186,200       8,621,060
Cinergy Corp.                                                                                  40,000       1,517,600
Consolidated Edison, Inc.                                                                      78,000       3,214,380
Dominion Resources, Inc.                                                                       79,700       5,085,657
DTE Energy Co.                                                                                193,500       7,550,370
Duke Energy Corp.                                                                              90,000       1,895,400
Energy East Corp.                                                                             330,000       7,771,500
KeySpan Corp.                                                                                 205,700       7,436,055
National Fuel Gas Co.                                                                          70,700       1,731,443
NiSource, Inc.                                                                                133,550       2,692,368
Northeast Utilities                                                                           248,550       4,560,892
NSTAR                                                                                         138,000       6,679,200
OGE Energy Corp.                                                                              137,632       3,310,050
Peoples Energy Corp.                                                                           70,200       2,934,360
Progress Energy, Inc.                                                                          79,000       3,378,830
Progress Energy, Inc. (Contingent Value Obligation) (A)*                                      176,250          51,113
Puget Energy, Inc.                                                                            130,400       2,863,584
Sierra Pacific Resources *                                                                    369,000       2,612,520
TECO Energy, Inc.                                                                             196,750       2,504,627
Vectren Corp.                                                                                  30,000         724,500
WPS Resources Corp.                                                                            55,400       2,537,874
Xcel Energy, Inc.                                                                             228,000       3,814,440

See notes to
financial statements.


8


FINANCIAL STATEMENTS


                                                              INTEREST       CREDIT         PAR VALUE
ISSUER, MATURITY DATE                                         RATE           RATING**   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 2.42%                                                                               $4,105,820
(Cost $4,105,820)

Commercial Paper 2.42%
ChevronTexaco Corp., 05-03-04                                 0.79%          A-1+              $4,106       4,105,820

TOTAL INVESTMENTS 159.13%                                                                                $270,022,802

OTHER ASSETS AND LIABILITIES, NET (59.13%)                                                              ($100,335,916)

TOTAL NET ASSETS 100.00%                                                                                 $169,686,886

  * Non-income-producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's or Moody's Investors Service where Standard & Poor's ratings are not available, unless indicated otherwise.

*** Security rated internally by John Hancock Advisers, LLC.

(A) This security is valued in good faith under procedures established by the Board of Trustees.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A security amounted to $3,318,750 or 1.96% of the Fund's net assets as of April 30, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL  STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $271,300,453)               $270,022,802
Cash                                                            546
Dividends receivable                                        931,235
Other assets                                                 54,681

Total assets                                            271,009,264

LIABILITIES
Common shares dividend payable                              978,025
Payable to affiliates
Management fees                                             179,097
Other                                                        22,562
Other payables and accrued expenses                          78,408

Total liabilities                                         1,258,092

Dutch Auction Rate Transferable Securities preferred
shares (DARTS) Series A, at value, unlimited number
of shares of beneficial interest authorized with no
par value, 500 shares issued, liquidation preference
of $100,000 per share                                    50,041,143
DARTS Series B, at value, unlimited number of shares of
beneficial interest authorized with no par value, 500
shares issued, liquidation preference of $100,000
per share                                                50,023,143

NET ASSETS
Common shares capital paid-in                           168,429,346
Accumulated net realized gain on investments                178,885
Net unrealized depreciation of investments               (1,277,651)
Accumulated net investment income                         2,356,306

Net assets applicable to common shares                 $169,686,886

NET ASSET VALUE PER COMMON SHARE
Based on 15,046,539 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                 $11.28

See notes to
financial statements.

FINANCIAL  STATEMENTS

OPERATIONS

For the period ended
April 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                              $7,803,290
Interest                                                   24,649

Total investment income                                 7,827,939

EXPENSES
Investment management fees                              1,069,745
DARTS auction fees                                        134,689
Administration fees                                       136,361
Federal excise tax                                         90,228
Custodian fees                                             30,439
Printing                                                   23,927
Professional fees                                          23,151
Transfer agent fees                                        22,189
Registration and filing fees                               15,975
Miscellaneous                                              14,294
Trustees' fees                                              8,608

Total expenses                                          1,569,606

Net investment income                                   6,258,333

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                          743,570
Change in net unrealized appreciation (depreciation)
of investments                                          4,135,298

Net realized and unrealized gain                        4,878,868
Distributions to DARTS Series A                          (274,656)
Distributions to DARTS Series B                          (271,176)

Increase in net assets from operations                $10,591,369

1 Semiannual period from 11-1-03 through 4-30-04.

See notes to
financial statements.

FINANCIAL  STATEMENTS

CHANGES
IN NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease due
to the sales of
common shares.
                                                YEAR             PERIOD
                                               ENDED              ENDED
                                            10-31-03            4-30-04 1
INCREASE IN NET ASSETS
From operations
Net investment income                    $13,096,281         $6,258,333
Net realized gain (loss)                     (21,584)           743,570
Change in net unrealized
appreciation (depreciation)               18,227,481          4,135,298
Distributions to DARTS Series A and B     (1,260,360)          (545,832)

Increase in net assets resulting
from operations                           30,041,818         10,591,369

Distributions to common shareholders
From net investment income               (15,322,365)        (6,319,333)

From Fund share transactions                 372,565             73,246

NET ASSETS
Beginning of period                      150,249,586        165,341,604

End of period 2                         $165,341,604       $169,686,886

1 Semiannual period from 11-1-03 through 4-30-04. Unaudited.

2 Includes accumulated net investment income of $2,963,138 and $2,356,306, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-99    10-31-00    10-31-01    10-31-02    10-31-03     4-30-04 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $13.23      $12.09      $12.24      $12.06      $10.01      $10.99
Net investment income 2                                   1.07        1.06        1.05        0.99        0.87        0.42
Net realized and unrealized
gain (loss) on investments                               (1.10)       0.21       (0.20)      (2.14)       1.21        0.33
Distributions to DARTS
Series A and B                                           (0.26)      (0.31)      (0.25)      (0.12)      (0.08)      (0.04)
Total from
investment operations                                    (0.29)       0.96        0.60       (1.27)       2.00        0.71
Less distributions to
common shareholders
From net investment income                               (0.85)      (0.81)      (0.78)      (0.78)      (1.02)      (0.42)
Net asset value,
end of period                                           $12.09      $12.24      $12.06      $10.01      $10.99      $11.28
Per share market value,
end of period                                            $9.75      $10.13      $10.93       $9.40      $11.14      $10.05
Total return at
market value 3 (%)                                      (13.16)      12.56       15.22       (7.55)      30.87       (6.32) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common
shares, end of period (in millions)                       $181        $184        $181        $150        $165        $170
Ratio of expenses
to average net assets 5 (%)                               1.74        1.85        1.78        1.91        1.91        1.81 6
Ratio of net investment income
to average net assets 7 (%)                               8.29        9.13        8.46        8.66        8.45        7.22 6
Portfolio turnover (%)                                      26          18          27          10           9           7

SENIOR SECURITIES
Total DARTS Series A outstanding
(in millions)                                              $50         $50         $50         $50         $50         $50
Total DARTS Series B outstanding
(in millions)                                              $50         $50         $50         $50         $50         $50
Involuntary liquidation preference
DARTS Series A per unit
(in thousands)                                            $100        $100        $100        $100        $100        $100
Involuntary liquidation preference
DARTS Series B per unit
(in thousands)                                            $100        $100        $100        $100        $100        $100
Average market value
per unit (in thousands)                                   $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                             $286,177    $283,629    $283,166    $247,689    $264,239    $276,932


See notes to
financial statements.

Notes to Financial Highlights

1 Semiannual period from 11-1-03 through 4-30-04. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.14%, 1.17%, 1.16%, 1.20%, 1.16% and 1.15%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.46%, 5.80%, 5.50%, 5.46%, 5.14% and 4.59%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. The Fund paid $90,228 of federal excise tax due to calendar year distribution requirements. For federal income tax purposes, the Fund has $555,078 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows:
October 31, 2010 -- $533,811 and October 31, 2011 -- $21,267.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to common and preferred shareholders from net investment income and realized gains on the ex-dividend date.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net assets and the value attributable to the DARTS, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets and the value attributable to the DARTS. For the period ended April 30, 2004 the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund's average weekly net assets plus the value attributable to the preferred shares.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

This listing illustrates the dividend reinvestments, the reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                               YEAR ENDED 10-31-03      PERIOD ENDED 4-30-04 1
                             SHARES         AMOUNT      SHARES        AMOUNT

Beginning of period      15,002,724   $168,078,401  15,039,985  $168,356,100
Distributions reinvested     37,261        372,565       6,554        73,246
Reclassification of
capital accounts                 --        (94,866)         --            --
End of period            15,039,985   $168,356,100  15,046,539  $168,429,346

1 Semiannual period from 11-1-03 through 4-30-04. Unaudited.

Dutch Auction Rate
Transferable Securities
preferred shares Series A
and Series B

The Fund issued Dutch Auction Rate Transferable Securities preferred shares ("DARTS"), 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A and B ranged from 1.07% to 1.14% and from 1.00% to 1.17%, respectively, during the period ended April 30, 2004. Accrued dividends on DARTS are included in the value of DARTS on the Fund's Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund's by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

NOTE D
Investment
transactions

Purchases and proceeds from sales and maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2004, aggregated $29,124,818 and $18,784,139, respectively.

The cost of investments owned on April 30, 2004, including short-term investments, for federal income tax purposes was $271,310,009. Gross unrealized appreciation and depreciation of investments aggregated $21,916,691 and $23,203,898 respectively, resulting in net unrealized depreciation of $1,287,207. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend-paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

BY-LAWS

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of share- holders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund additional information about the advance notice requirements or the other amendments to the by-laws.

Effective December 16, 2003, the Trustees approved additional changes to the Fund's by-laws. The changes included updating the leveraged rating agency requirements, in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. In addition, changes were made to reflect recent updates that Moody's made to some of their eligible asset and discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the

"Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 18, 2004, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 14,373,407 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified (there were no current nominees for election by the preferred shareholders), with the votes tabulated as follows:

                                                    WITHHELD
                                          FOR      AUTHORITY
-----------------------------------------------------------------------
Patti McGill Peterson              14,204,693        167,879

Steven Pruchansky                  14,221,547        151,025

Norman H. Smith                    14,204,936        167,636


The common and preferred shareholders ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2005, with the votes tabulated as follows: 14,264,629 FOR, 33,128 AGAINST and 75,650 ABSTAINING.

FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin
William H. Cunningham
Ronald R. Dion
Charles L. Ladner*
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS
James A. Shepherdson
President and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR DARTS

Deutsche Bank Trust Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange: PDT

For shareholder assistance refer to page 21


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    Mellon Investor Services
                                   85 Challenger Road
                                   Overpeck Centre
                                   Ridgefield Park, NJ 07660

Customer service
representatives                    1-800-852-0218

Portfolio commentary               1-800-344-7054

24-hour automated information      1-800-843-0090

TDD Line 1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                           1-800-225-5291

On the Fund's Web site             www.jhfunds.com/proxy

On the SEC's Web site              www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]


1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

P20SA 4/04
      6/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Contact person at the registrant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II


By:
---------------------------------
James A. Shepherdson
President and Chief Executive Officer


Date:  June 24, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
---------------------------------
James A. Shepherdson
President and Chief Executive Officer


Date:  June 24, 2004


By:
---------------------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:  June 24, 2004